BLACKROCK PACIFIC FUND, INC.

SUPPLEMENT DATED AUGUST 29, 2008 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2008

Effective August 29, 2008, Part I of the Statement of Additional Information is amended as set forth below:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager,” beginning on page I-11, is revised as follows:

Under the heading “Information Regarding the Portfolio Manager,” delete the sentence following that heading and delete in its entirety the subsection entitled “Other Funds and Accounts Managed” and replace with the following:

Information Regarding the Portfolio Management Team

The Fund is managed by a team of financial professionals led by Nicholas Scott and Robert Weatherston.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which Messrs. Scott and Weatherston are primarily responsible for the day-to-day portfolio management as of July 31, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Nicholas Scott	0	6	2	0	0	0

	$0	$2.22 Billion	$55 Million	$0	$0	$0

Robert Weatherston	2	7	4	0	0	0

	$582 Billion	$2.6 Billion	$344 Million	$0	$0	$0

The subsection entitled “Other compensation benefits,” found on page I-12, is revised as follows:

        The last sentence in the paragraph entitled “Long-Term Retention and Incentive Plan (“LTIP”)” is deleted and replaced with the following:

        Mr. Weatherston has received awards under the LTIP.

        The last sentence in the paragraph entitled “Deferred Compensation Program” is deleted and replaced with the following:

        Each portfolio manager has participated in the deferred compensation program.

        The last paragraph entitled “Incentive Savings Plans” is deleted and replaced with the following:

Incentive Savings Plans — Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP), the Mandatory Provident Fund (MPF) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The employer contribution to the MPF is 7.5% (dependent on mandatory employee contributions of 5%) of eligible pay capped at HK$1,560,000 per annum. Employees who opt out of the employee contributions receive an employer contribution of HK$12,000 per annum. The MPF offers a range of investment options. Company contributions follow the investment direction set by participants for their own contributions. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Weatherston is eligible to participate in the GPPP, and Mr. Scott is eligible to participate in the MPF. Each portfolio manager is eligible to participate in the ESPP.

The subsection entitled “Fund Ownership” found on page I-13 is deleted and replaced with the following:

Fund Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of the July 31, 2008.

Portfolio Manager	Dollar Range
Nicholas Scott	None
Robert Weatherston	None

Code # BR-SAI-10241-0608